UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2022

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the reconvened 2022 Annual Meeting of Limited Partners of Summit Midstream Partners, LP (“SMLP”) held on June 24, 2022 (the “Annual Meeting”), the limited partners of SMLP who are holders of record of SMLP’s outstanding common units (the “Voting Units”) at the close of business on the record date for the Annual Meeting (the “Unitholders”) approved the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan (the “2022 LTIP”). The 2022 LTIP was previously approved, subject to the approval of the Unitholders, by the Board of Directors of SMLP’s general partner.

A summary of the material terms and provisions of the 2022 LTIP is included in SMLP’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2022 (the “Proxy Statement”) under “Proposal No. 2: Approval of the Summit Midstream Partners, LP 2022 Long Term Incentive Plan,” which section is incorporated herein by reference. The preceding summary is qualified in its entirety by reference to the 2022 LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 24, 2022, SMLP reconvened the Annual Meeting, which was convened and adjourned on May 26, 2022. At the reconvened Annual Meeting, the matter voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matter, were as stated below. The proposal related to such matter is described in detail in the Proxy Statement.

Proposal 2—Approval of the Summit Midstream Partners, LP 2022 Long-Term Incentive Plan

The 2022 LTIP was approved by the affirmative vote of a majority of the Voting Units entitled to vote at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
5,273,116	1,519,538	27,074	1,383,041

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Summit Midstream Partners, LP 2022 Long-Term Incentive Plan (incorporated herein by reference to Appendix B to SMLP’s definitive proxy statement on Schedule 14A filed March 31, 2022 (Commission File No. 001-35666)).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Dated: June 24, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer